COMMITMENTS	12 Months Ended
Dec. 31, 2018
COMMITMENTS
Commitments

NOTE 19 – COMMITMENTS

a)  Purchase commitments

The Company has entered into various purchase orders amounting in the aggregate to approximately $41,107 as of December 31, 2018 (of which $9,926 corresponds to PP&E commitments), primarily related to the supply of switching equipment, external wiring, infrastructure agreements, inventory and other service agreements.

It should be noted that $3.6 billion correspond to contracts that qualify as leases under IFRS 16 (Note 3.x)).

b)  Commitments assumed from the acquisition of Spectrum by Personal

The Auction Terms and Conditions convened by SC Resolution No. 38/14 established high and demanding obligations of coverage and network deployment, which would require significant investments in PP&E that were estimated at the time of submission of Personal´s bid in approximately US$450 million over the next five years and whose failure could result in sanctions and adverse effects to Personal.

Some of the obligations included in the Terms and Conditions are the following:

•	Extend the SRMC, STM and PCS coverage in such a way that it reaches all locations with at least 500 inhabitants in a time period that would not exceed 60 months.
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Upgrade the network infrastructure in a time period that would not exceed 60 months, in such a manner that in all the network locations where mobile Internet services are offered a minimum of 1 Mbps per user be guaranteed in the downlink for SRMC, STM and PCS.

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For the SCMA (Annex III of Terms and Conditions) progressive coverage obligations in the Argentine Republic territory are established, in five differenced stages, completed in the 60‑month-period with coverage in locations with more than 500 inhabitants.

For further detail of the obligations involved, see SC Resolution No.37/14, No. 38/14 and its amendments and supplementary regulations.

The terms will be counted as stipulated in this respect by Section 4 d) of Decree No. 1,340/16 (see Note 2.e).